UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2013
BioMed Realty Trust, Inc.
BioMed Realty, L.P.
(Exact name of registrant as specified in its charter)

Maryland	1-32261 (BioMed Realty Trust, Inc.)	20-1142292 (BioMed Realty Trust, Inc.)
(State or other jurisdiction of	000-54089 (BioMed Realty, L.P.)	20-1320636 (BioMed Realty, L.P.)
incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
17190 Bernardo Center Drive
San Diego, California 92128
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 485-9840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of BioMed Realty Trust, Inc. (the “Company”) held on May 29, 2013, the Company's stockholders approved a 2013 amendment and restatement of the 2004 Incentive Award Plan of the Company and BioMed Realty, L.P. (the “Incentive Award Plan”), as amended by the first amendment to the Incentive Award Plan (the “Amendment”), which increased the number of shares of common stock available for issuance under the Incentive Award Plan by 5,400,000 shares, extended the term of the Incentive Award Plan to 2023, eliminated the reload provisions under the Incentive Award Plan and made certain other changes which the Company's board of directors believes will more closely align the terms of the Incentive Award Plan with best practices and stockholder interests.

The foregoing description of the Incentive Award Plan and the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Incentive Award Plan and the Amendment, which are filed as Exhibits 10.1 and 10.2 to this report, respectively, and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Company's Annual Meeting of Stockholders held on May 29, 2013, the stockholders voted on proposals as follows:

Proposal 1: Election of eight directors to serve until the 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

		Votes	Broker
	Votes For	Withheld	Non-Votes
Alan D. Gold	147,853,326	2,155,155	6,685,356
Daniel M. Bradbury	147,392,494	2,615,987	6,685,356
Barbara R. Cambon	149,445,807	562,674	6,685,356
Edward A. Dennis	147,655,647	2,352,834	6,685,356
Richard I. Gilchrist	147,629,917	2,378,564	6,685,356
Gary A. Kreitzer	149,477,305	531,176	6,685,356
Theodore D. Roth	147,660,132	2,348,349	6,685,356
M. Faye Wilson	149,387,625	620,856	6,685,356

Proposal 2: Ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2013.

Votes For	Votes Against	Abstentions	Broker Non-Votes
155,953,171	595,973	144,693	N/A
Proposal 3: Resolution to approve, on an advisory basis, the compensation of the Company's named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
95,499,431	52,558,299	1,965,452	6,670,655

Proposal 4: Resolution to approve a 2013 amendment and restatement of the Incentive Award Plan, as amended.

Votes For	Votes Against	Abstentions	Broker Non-Votes
123,429,615	26,438,615	154,952	6,670,655

Item 9.01 Financial Statements and Exhibits.
(d)     The following exhibits are filed herewith:

Exhibit
Number	Description of Exhibit
10.1	2004 Incentive Award Plan of BioMed Realty Trust, Inc. and BioMed Realty, L.P. (as Amended and Restated Effective May 29, 2013).
10.2	First Amendment to the 2004 incentive Award Plan of BioMed Realty Trust, Inc. and BioMed Realty, L.P. (as Amended and Restated Effective May 29, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2013	BIOMED REALTY TRUST, INC.
By: /s/ Greg N. Lubushkin
Name: Greg N. Lubushkin Title: Chief Financial Officer

BIOMED REALTY, L.P.
By: /s/ Greg N. Lubushkin
Name: Greg N. Lubushkin Title: Chief Financial Officer